SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2012

NORTH SPRINGS RESOURCES CORP.

(Exact name of Company as specified in its charter)

Nevada	333-167217	68-0678790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

200 S Virginia, 8th Floor Reno, NV 89501
(Address of principal executive offices)
Phone: (775) 398-3078
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTH SPRINGS RESOURCES CORP.

Form 8-K

Current Report

Item 1.01

Entry into a Material Definitive Agreement

Rio Property

On January 7, 2012, North Springs Resources Corp., a Nevada corporation (the “Company”) entered into a Property Option Agreement (the “Rio Agreement") with Guyana AU Corp. Inc. (“GACI”) whereby the Company acquired the right to conduct mineral exploration activities for a term of three (3) years (the “Term”) on 12,490 acres of prospective ground known as the R-21 Prospecting License area (previously known as C-57), which lies in an area generally referred to as the Kabouri Gap about 160 km south-southwest of Georgetown, Guyana (the “Rio Property”), subject to a three percent (3%) Net Smelter Royalty to be paid to GACI.  As consideration, the Company shall pay an aggregate of fifty thousand US dollars ($50,000) and 4,000,0000 shares of restricted Company common stock to GACI and shall provide an aggregate of five hundred thousand US dollars ($500,000) in work commitments over the Term.

On or before the dates indicated below, the Company must satisfy the indicated work commitments:

(1)

Prior to the first anniversary of the Rio Agreement, the Company must complete not less than US$250,000 in exploration expenditures, of which US$125,000 shall be spent within the first four (4) months of the date of Rio Agreement; and

(2)

Prior to the second anniversary of the Rio Agreement, the Company must complete not less than US$150,000 in additional exploration expenditures (for aggregate exploration expenditures of US$400,000); and

(3)

Prior to the third anniversary of the Rio Agreement, the Company must complete not less than US$100,000 in additional exploration expenditures (for aggregate expenditures of US$500,000).

The Company shall have acquired a 100% interest in and to all of the GACI’s rights, titles and interest in, to or over Rio Property, by making all payments required per the Rio Agreement.  At that time, GACI shall execute all necessary documentation to transfer title to the Rio Property to the Company.  Until that time, the R-21 Prospecting License pertaining to the Rio Property shall remain in the name of GACI.

The terms of the Rio Agreement require that the Company and GACI work together to ensure strict adherence to all applicable laws and regulations, including but not limited to those promulgated by the Geology and Mines Commission of Guyana.

The Rio Agreement is filed as Exhibit 10.1 and is incorporated herein by this reference.

The foregoing summary description of the terms of the Rio Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Rio Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 and is incorporated herein by this reference.

Belo Property

On January 7, 2012, North Springs Resources Corp., a Nevada corporation (the “Company”) entered into a Property Option Agreement (the “Belo Agreement") with Guyana AU Corp. Inc. (“GACI”) whereby the Company acquired the right to conduct mineral exploration activities for a term of three (3) years (the “Term”) on 12,560 acres of prospective ground known as the R-20 Prospecting License area (previously known as C-51), which lies in an area generally referred to as the Kabouri Gap about 160 km south-southwest of Georgetown, Guyana (the “Belo Property”), subject to a three percent (3%) Net Smelter Royalty to be paid to GACI.  As consideration, the Company shall pay an aggregate of one hundred thousand US dollars ($100,000) and 6,000,0000 shares of restricted Company common stock to GACI and shall provide an aggregate of five hundred thousand US dollars ($500,000) in work commitments over the Term.

On or before the dates indicated below, the Company must satisfy the indicated work commitments:

(1)

Prior to the first anniversary of the Belo Agreement, the Company must complete not less than US$250,000 in exploration expenditures, of which US$125,000 shall be spent within the first four (4) months of the date of Belo Agreement; and

(2)

Prior to the second anniversary of the Belo Agreement, the Company must complete not less than US$150,000 in additional exploration expenditures (for aggregate exploration expenditures of US$400,000); and

(3)

Prior to the third anniversary of the Belo Agreement, the Company must complete not less than US$100,000 in additional exploration expenditures (for aggregate expenditures of US$500,000).

The Company shall have acquired a 100% interest in and to all of the GACI’s rights, titles and interest in, to or over Belo Property, by making all payments required per the Belo Agreement.  At that time, GACI shall execute all necessary documentation to transfer title to the Belo Property to the Company.  Until that time, the R-21 Prospecting License pertaining to the Belo Property shall remain in the name of GACI.

The terms of the Belo Agreement require that the Company and GACI work together to ensure strict adherence to all applicable laws and regulations, including but not limited to those promulgated by the Geology and Mines Commission of Guyana.

The Belo Agreement is filed as Exhibit 10.2 and is incorporated herein by this reference.

The foregoing summary description of the terms of the Belo Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Belo Agreement, this reference is made to such agreement, which is filed as Exhibit 10.2 and is incorporated herein by this reference.

Item 2.03

Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02

Unregistered Shares of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Property Option Agreement for the Rio Property dated January 7, 2012.
10.2	Property Option Agreement for the Belo Property dated January 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SPRINGS RESOURCES CORP.
Date: January 8, 2012	By: /s/ Harry Lappa
Harry Lappa
President and CEO

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